SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2016
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

Certain References

References to "we," "us," "our" or the "Company" refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation ("GFN U.S."); GFN Insurance Corporation, an Arizona corporation ("GFNI"); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively "Southern Frac"); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively "Pac-Van"); and Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star").

TABLE OF CONTENTS

		Page

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 5.07	Submission of Matters to a Vote of Security Holders	1

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

David M. Connell, a director of the Company since 2006, notified the Company that he would resign as a director of the Company effective December, 1, 2016.  The decision by Mr. Connell to resign as a director of the Company was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 5.07     Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on December 1, 2016 in Pasadena, California. Stockholders of record at the close of business on October 3, 2016 were entitled to one vote for each share of common stock held. On October 3, 2016, there were 26,221,772 shares of common stock outstanding.

At the annual meeting, the stockholders of the Company voted on the following proposals:

1. Proposal 1.  To elect one member of the Board of Directors, for the term indicated below. The nominee for director was elected by a vote of the stockholders as follows:

	For	Withheld	Broker Non-Votes

Manuel Marrero (three-year term)	12,310,071	20,292	10,898,322

2. Proposal 2.  Ratification of the selection of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017. The proposal was approved by a vote of stockholders as follows:

For	23,225,772
Against	0
Abstain	2,913
Broker non-votes	—

3. Proposal 3.  Advisory vote to indicate support for the company's compensation philosophy, policies and implementation with respect to the Company's Named Executive Officers. The proposal was approved by a vote of stockholders as follows:

For	12,228,116
Against	88,796
Abstain	13,451
Broker non-votes	10,898,322

4. Proposal 4.  Advisory vote on the frequency of future advisory votes on the compensation of executive officers. The proposal was approved by a vote of stockholders as follows:

Three Years	7,933,992
Two Years	32,529
One Year	3,176,294
Abstain	1,187,548
Broker non-votes	10,898,322

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 1, 2016	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

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